Exhibit 99.3
Fannie Mae 2010 First Quarter Credit Supplement May 10, 2010

These materials present tables and other information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, the “2010 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2010 Q1 Form 10-Q. These materials should be reviewed together with the 2010 Q1 Form 10-Q, copies of which are available in the “Investor Information” section of Fannie Mae’s Web site at www.fanniemae.com. Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. This presentation includes forward-looking statements relating to future home price changes. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price changes on our business, results or financial condition will depend on many other factors.

Table of Contents Slide Home Price Growth/Decline Rates in the U.S. 3 Home Price Declines Peak-to-Current (by State) as of 2010 Q1 4 Fannie Mae Acquisition Profile by Key Product Features 5 Fannie Mae Credit Profile by Key Product Features 6 Fannie Mae Credit Profile by Origination Year and Key Product Features 7 Fannie Mae Single-Family Cumulative Default Rates 8 Fannie Mae Credit Profile by State 9 Fannie Mae Single-Family Serious Delinquency Rates by State and Region 10 Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States 11 Fannie Mae Alt-A Credit Profile by Key Product Features 12 Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities 13 Fannie Mae Workouts by Type 14 Home Affordable Modification Program (HAMP) 15 Fannie Mae Modifications of Single-Family Delinquent Loans 16 Fannie Mae Multifamily Credit Profile by Loan Attributes 17 Fannie Mae Multifamily Credit Profile by Acquisition Year 18

Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index S&P/Case-Shiller Index 9.8% 7.7% 10.6% 10.7% 14.6% 14.7% -0.3% -8.5% — 18.3% -2.5% Growth rates are from period-end to period-end. * Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2010, supplemented by preliminary data available for April and May 2010. Including subsequent data may lead to materially different results. We expect peak-to-trough declines in home prices to be in the 18% to 23% range (comparable to a decline of 32% to 40% range using the S&P/Case-Shiller index method). Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations for each individual property by number of properties, whereas the S&P/Case-Shiller index weights expectations of home price declines based on property value, causing declines in home prices on higher priced homes to have a greater effect on the overall result; and (2) our estimates do not include known sales of foreclosed homes because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values, whereas the S&P/Case-Shiller index includes sales of foreclosed homes. The S&P/Case Shiller comparison numbers shown above for the peak-to-trough forecast are calculated using our models and assumptions, but modified to use these two factors (weighting of expectations based on property value and the inclusion of foreclosed property sales). In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based only on publicly available data, which may be limited in certain geographic areas of the co untry. Our comparative calculations to the S&P/Case-Shiller index provided above are not modified to account for this data pool difference. 3

Home Price Declines Peak-to-Current (by State) as of 2010 Q1 — Top %: State/Region Home Price Decline Rate % from applicable peak in that state through March 31, 2010 -Bottom %: % of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of March 31, 2010 Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region. Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2010, supplemented by preliminary data available for April and May 2010. Including subsequent data may lead to materially different results. 4

FannieMae

Fannie Mae Acquisition Profile by Key Product Features

Credit Characteristics of Single-Family Business Volume (1)

Acquisition Year	2010 Q1	2009	2008	2007	2006
Unpaid Principal Balance (billions)	$ 116.0	$ 684.7	$ 557.2	$ 643.8	$ 515.8
Weighted Average Origination Note Rate	4.89%	4.93%	6.00%	6.51%	6.45%
Original Loan-to-Value Ratio					
<= 60%	30.4%	32.6%	22.7%	16.7%	18.6%
>60% and <= 70%	15.5%	17.0%	16.1%	13.5%	15.1%
>70% and <= 80%	37.3%	39.9%	39.5%	44.7%	49.6%
>80% and <= 90%	9.4%	6.9%	11.7%	9.1%	6.8%
>90% and <= 100%	5.6%	3.3%	10.0%	15.8%	9.7%
> 100%	1.8%	0.4%	0.1%	0.1%	0.2%
Weighted Average Original Loan-to-Value Ratio	68.5%	66.8%	72.0%	75.5%	73.4%
FICO Scores (2)					
0 to < 620	0.7%	0.4%	2.8%	6.4%	6.2%
>= 620 and < 660	2.1%	1.5%	5.7%	11.5%	11.2%
>=660 and < 700	7.8%	6.5%	13.9%	19.2%	19.6%
>=700 and < 740	17.8%	17.2%	21.7%	22.6%	23.0%
>=740	71.5%	74.4%	55.8%	40.1%	39.7%
Missing	0.1%	0.1%	0.1%	0.1%	0.2%
Weighted Average FICO (2)	758	761	738	716	716
Product					
Fixed-rate	92.0%	96.6%	91.7%	90.1%	83.4%
Adjustable-rate	8.0%	3.4%	8.3%	9.9%	16.6%
Alt-A	0.0%	0.0%	3.1%	16.7%	21.8%
Subprime	0.0%	0.0%	0.3%	0.7%	0.7%
Interest Only	2.2%	1.0%	5.6%	15.2%	15.2%
Negative Amortizing	0.0%	0.0%	0.0%	0.3%	3.1%
Refinance	78.5%	79.9%	58.6%	50.4%	48.3%
HARP (3)	11.9%	3.8%	—	—	—
HARP Weighted Average Original Loan-to-Value Ratio (3)	91.7%	90.7%	—	—	—
Investor	4.9%	2.5%	5.6%	6.5%	7.0%
Condo/Co-op	10.0%	8.2%	10.3%	10.4%	10.5%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchase for our mortgage portfolio and single-family mortgage loans we securitize into Fannie Mae MBS.
(2) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.
(3) The Home Affordable Refinance Program (HARP) started in April 2009.

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Fannie Mae Credit Profile by Key Product Features Credit Characteristics of Single-Family Conventional Guaranty Book of Business Categories Not Mutually Exclusive (1) Loans with Loans with Negative Loans with Loans with Sub-total of Interest Original FICO 620 and Overall As of March 31, 2010 Amortizing FICO FICO 620 Alt-A Loans Subprime Key Product Only Loans LTV Ratio Original LTV Loans Book Loans 620 (3) and 660 (3) Features (1) 90% Ratio 90% (3) Unpaid Principal Balance (billions) (2) $13.0 $177.3 $107.0 $225.1 $262.8 $23.4 $238.3 $7.2 $821.2 $2,797.6 Share of Single-Family Conventional Guaranty Book 0.5% 6.3% 3.8% 8.0% 9.4% 0.8% 8.5% 0.3% 29.4% 100.0% Average Unpaid Principal Balance (2) $128,617 $243,452 $123,789 $138,534 $144,817 $118,474 $165,907 $148,830 $152,136 $153,780 Serious Delinquency Rate 10.09% 20.82% 17.86% 13.20% 12.93% 26.94% 16.22% 31.47% 13.13% 5.47% Origination Years 2005-2007 59.7% 77.7% 54.8% 52.6% 51.4% 68.2% 73.4% 80.5% 57.6% 34.3% Weighted Average Original Loan-to-Value Ratio 71.2% 75.5% 76.6% 77.3% 97.2% 98.1% 73.0% 77.2% 79.7% 71.3% Original Loan-to-Value Ratio 90% 0.3% 9.1% 21.9% 20.7% 100.0% 100.0% 5.4% 6.8% 32.0% 9.4% Weighted Average Mark-to-Market Loan-to-Value Ratio 99.7% 108.5% 84.0% 85.8% 105.8% 106.5% 94.1% 99.6% 92.8% 75.9% Mark-to-Market Loan-to-Value Ratio 100% and = 125% 14.3% 23.9% 15.6% 15.6% 32.7% 35.0% 16.3% 20.2% 19.9% 9.5% Mark-to-Market Loan-to-Value Ratio 125% 34.5% 27.1% 9.2% 10.7% 15.8% 16.8% 18.8% 18.5% 14.1% 6.3% Weighted Average FICO (3) 706 725 588 641 700 592 717 622 687 731 FICO 620 (3) 7.4% 1.3% 100.0% 8.9% 100.0% 0.7% 48.6% 13.0% 3.8% Fixed-rate 0.3% 38.1% 91.2% 90.9% 93.2% 91.9% 71.6% 76.5% 80.2% 91.2% Primary Residence 69.0% 85.0% 96.7% 94.2% 97.0% 99.4% 77.2% 96.6% 89.6% 89.9% Condo/Co-op 14.1% 16.5% 4.9% 6.6% 9.9% 6.0% 10.9% 4.4% 9.7% 9.4% Credit Enhanced (4) 67.1% 24.4% 32.0% 32.3% 85.4% 91.1% 27.6% 59.9% 39.6% 16.8% % of 2007 Credit Losses (5) 0.9% 15.0% 18.8% 21.9% 17.4% 6.4% 27.8% 1.0% 72.3% 100.0% % of 2008 Credit Losses (5) 2.9% 34.2% 11.8% 17.4% 21.3% 5.4% 45.6% 2.0% 81.3% 100.0% % of 2009 Credit Losses (5) 2.0% 32.6% 8.8% 15.5% 19.2% 3.4% 39.6% 1.5% 75.0% 100.0% % of 2009 Q1 Credit Losses (5) 1.8% 34.2% 10.7% 16.0% 22.5% 4.9% 39.2% 2.0% 77.7% 100.0% % of 2009 Q2 Credit Losses (5) 2.2% 32.2% 9.2% 16.0% 19.7% 3.5% 41.2% 1.1% 76.0% 100.0% % of 2009 Q3 Credit Losses (5) 1.8% 31.8% 8.6% 15.3% 18.9% 3.2% 39.1% 1.6% 74.4% 100.0% % of 2009 Q4 Credit Losses (5) 2.0% 32.6% 7.7% 15.1% 17.1% 2.6% 39.0% 1.3% 73.2% 100.0% % of 2010 Q1 Credit Losses (5) 2.6% 30.7% 7.1% 14.1% 16.3% 2.5% 36.5% 1.0% 70.3% 100.0% (1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. (2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information which constituted over 99% of its single-family conventional guaranty book of business as of March 31, 2010. (3) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae’s 2010 Q1 Form 10-Q. 6

Fannie Mae Credit Profile by Origination Year and Key Product Features Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year Origination Year Overall 2004 and As of March 31, 2010 2010 2009 2008 2007 2006 2005 Book Earlier Unpaid Principal Balance (billions) (1) $2,797.6 $61.7 $660.4 $334.2 $401.8 $277.8 $280.6 $781.2 Share of Single-Family Conventional Guaranty Book 100.0% 2.2% 23.6% 11.9% 14.4% 9.9% 10.0% 27.9% Average Unpaid Principal Balance (1) $153,780 $219,774 $216,324 $193,161 $183,158 $167,729 $156,345 $104,375 Serious Delinquency Rate 5.47% 0.00% 0.08% 4.51% 14.85% 13.42% 7.58% 3.08% Weighted Average Original Loan-to-Value Ratio 71.3% 68.7% 67.0% 73.4% 77.6% 74.8% 72.3% 69.3% Original Loan-to-Value Ratio 90% 9.4% 8.3% 4.0% 10.8% 19.7% 11.7% 8.4% 7.7% Weighted Average Mark-to-Market Loan-to-Value Ratio 75.9% 68.5% 67.9% 81.5% 99.4% 100.0% 86.5% 56.5% Mark-to-Market Loan-to-Value Ratio 100% and = 125% 9.5% 2.2% 1.2% 13.3% 23.8% 18.8% 13.6% 3.3% Mark-to-Market Loan-to-Value Ratio 125% 6.3% 0.0% 0.0% 2.9% 16.5% 19.8% 11.8% 1.3% Weighted Average FICO (2) 731 757 761 736 709 712 720 722 FICO 620 (2) 3.8% 0.8% 0.4% 2.6% 7.3% 6.0% 4.5% 4.7% Interest Only 6.3% 2.0% 1.0% 5.5% 15.4% 17.2% 10.0% 1.7% Negative Amortizing 0.5% 0.0% 0.0% 0.0% 0.1% 1.2% 1.4% 0.7% Fixed-rate 91.2% 93.1% 96.8% 92.7% 89.4% 84.9% 83.6% 91.5% Primary Residence 89.9% 90.3% 92.7% 88.3% 88.2% 86.4% 87.5% 91.3% Condo/Co-op 9.4% 9.5% 8.3% 11.4% 11.4% 11.7% 10.3% 7.3% Credit Enhanced (3) 16.8% 5.8% 6.6% 24.0% 31.5% 24.9% 18.5% 12.0% % of 2007 Credit Losses (4) 100.0% 1.9% 21.3% 23.6% 53.2% % of 2008 Credit Losses (4) 100.0% 0.5% 27.9% 34.9% 19.3% 17.3% % of 2009 Credit Losses (4) 100.0% 0.0% 4.8% 36.0% 30.9% 16.4% 11.9% % of 2009 Q1 Credit Losses (4) 100.0% 0.0% 2.6% 34.0% 31.7% 17.6% 14.1% % of 2009 Q2 Credit Losses (4) 100.0% 0.0% 4.3% 34.6% 31.7% 16.6% 12.7% % of 2009 Q3 Credit Losses (4) 100.0% 0.0% 5.4% 37.5% 30.3% 15.8% 11.1% % of 2009 Q4 Credit Losses (4) 100.0% 0.0% 6.0% 36.8% 30.4% 16.2% 10.6% % of 2010 Q1 Credit Losses (4) 100.0% 0.0% 0.1% 6.6% 36.6% 30.2% 16.0% 10.6% Cumulative Default Rate (5) 0.00% 0.00% 0.57% 3.34% 3.92% 2.47% (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information which constituted over 99% of its single-family conventional guaranty book of business as of March 31, 2010. (2) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery. (3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (4) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae’s 2010 Q1 Form 10-Q. (5) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single- family conventional loans in the guaranty book of business originated in the identified year. For 2000 to 2004 cumulative default rates, refer to slide 8. 7

Fannie Mae Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year Time Since Beginning of Origination Year Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2010 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. 8

Fannie Mae Credit Profile by State Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State Select Overall As of March 31, 2010 AZ CA FL NV Midwest Book (5) States Unpaid Principal Balance (billions) (1) $2,797.6 $74.8 $492.3 $192.7 $34.2 $302.0 Share of Single-Family Conventional Guaranty Book 100.0% 2.7% 17.6% 6.9% 1.2% 10.8% Average Unpaid Principal Balance (1) $153,780 $158,093 $215,267 $143,808 $174,628 $123,154 Serious Delinquency Rate 5.47% 8.76% 5.72% 13.27% 13.95% 5.65% Origination Years 2005-2007 34.3% 50.0% 29.4% 53.1% 53.2% 31.7% Weighted Average Original Loan-to-Value Ratio 71.3% 73.8% 63.6% 73.2% 74.6% 74.7% Original Loan-to-Value Ratio 90% 9.4% 10.1% 3.2% 10.4% 9.5% 12.1% Weighted Average Mark-to-Market Loan-to-Value Ratio 75.9% 103.2% 76.5% 103.0% 130.0% 79.5% Mark-to-Market Loan-to-Value Ratio 100% and =125% 9.5% 19.4% 11.3% 19.1% 16.5% 13.7% Mark-to-Market Loan-to-Value Ratio 125% 6.3% 27.5% 10.8% 28.6% 50.8% 4.4% Weighted Average FICO (2) 731 730 740 720 727 726 FICO 620 (2) 3.8% 3.2% 2.2% 5.0% 2.9% 4.7% Interest Only 6.3% 13.1% 10.1% 10.5% 18.2% 3.7% Negative Amortizing 0.5% 0.6% 1.5% 1.0% 1.6% 0.1% Fixed-rate 91.2% 86.2% 86.7% 87.4% 78.9% 91.5% Primary Residence 89.9% 83.4% 88.7% 82.0% 80.2% 93.7% Condo/Co-op 9.4% 5.2% 11.9% 15.2% 7.3% 10.7% Credit Enhanced (3) 16.8% 17.7% 8.2% 19.5% 20.5% 20.1% % of 2007 Credit Losses (4) 100.0% 1.8% 7.2% 4.7% 1.2% 46.6% % of 2008 Credit Losses (4) 100.0% 8.0% 25.2% 10.9% 4.9% 21.1% % of 2009 Credit Losses (4) 100.0% 10.8% 24.4% 15.5% 6.5% 14.8% % of 2009 Q1 Credit Losses (4) 100.0% 12.2% 26.3% 12.0% 7.2% 13.8% % of 2009 Q2 Credit Losses (4) 100.0% 11.0% 24.7% 14.6% 6.3% 16.2% % of 2009 Q3 Credit Losses (4) 100.0% 9.3% 23.9% 16.7% 6.9% 14.9% % of 2009 Q4 Credit Losses (4) 100.0% 11.2% 23.6% 17.1% 6.0% 14.4% % of 2010 Q1 Credit Losses (4) 100.0% 10.8% 24.9% 18.0% 4.6% 14.6% (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information which constituted over 99% of its single-family conventional guaranty book of business as of March 31, 2010. (2) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery. (3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (4) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae’s 2010 Q1 Form 10-Q. (5) Select Midwest states are Illinois, Indiana, Michigan and Ohio. 9

Fannie Mae Single-Family Serious Delinquency Rates by State and Region (1) State March 31, 2010 December 31, 2009 September 30, 2009 June 30, 2009 March 31, 2009 Arizona 8.76% 8.80% 7.87% 6.54% 5.00% California 5.72% 5.73% 5.06% 4.23% 3.33% Florida 13.27% 12.82% 11.31% 9.71% 8.07% Nevada 13.95% 13.00% 11.16% 9.33% 7.05% Select Midwest States (2) 5.65% 5.62% 4.98% 4.16% 3.36% All conventional single-family 5.47% 5.38% 4.72% 3.94% 3.15% loans Region (3) Midwest 4.96% 4.97% 4.42% 3.71% 3.02% Northeast 4.74% 4.53% 3.91% 3.20% 2.53% Southeast 7.22% 7.06% 6.18% 5.21% 4.24% Southwest 4.17% 4.19% 3.71% 3.07% 2.45% West 5.55% 5.45% 4.77% 3.96% 3.06% All conventional single-family 5.47% 5.38% 4.72% 3.94% 3.15% loans (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan and Ohio. (3) For information on which states are included in each region, refer to Fannie Mae’s 2010 Q1 Form 10-Q.

Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States REO Acquisitions (Number of Properties) 5-Year REO REO Annualized 1-Year HP Inventory Inventory HP Growth Growth State as of as of April 2005 April 2009 to 2010 Q1 2009 2008 2007 March 31, March 31, to March March 2010 (1) 2010 2009 2010 (1) Arizona 5,374 12,854 5,532 751 7,779 4,826 -6.2% -2.9% California 8,700 19,565 10,624 1,681 14,676 8,207 -7.8% -0.7% Florida 6,556 13,282 6,159 1,714 9,304 3,840 -7.3% -2.1% Nevada 1,451 6,075 2,906 530 2,550 2,405 -12.8% -11.4% Select Midwest States (2) 12,058 28,464 23,668 16,678 26,389 16,127 -3.3% -1.4% All other States 27,790 65,377 45,763 27,767 49,291 26,966 0.5% -0.9% Total 61,929 145,617 94,652 49,121 109,989 62,371 -1.7% -1.1% (1) Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2010, supplemented by preliminary data available for April and May 2010. Including subsequent data may lead to materially different results. (2) Select Midwest states are Illinois, Indiana, Michigan and Ohio. REO Net Sales Prices Compared With Unpaid Principal Balances of Mortgage Loans 2010 Q1 2009 Q4 2009 Q3 2009 Q2 2009 Q1 2008 Q4 56% 56% 54% 54% 57% 61%

Fannie Mae Alt-A Credit Profile by Key Product Features Credit Characteristics of Alt-A Single-Family Conventional Guaranty Book of Business by Origination Year Origination Year (2) (1) 2004 and As of March 31, 2010 Alt-A 2008 2007 2006 2005 Earlier Unpaid principal balance (billions) (3) $238.3 $6.1 $62.5 $67.1 $45.4 $57.4 Share of Alt-A 100.0% 2.5% 26.2% 28.1% 19.0% 24.1% Weighted Average Original Loan-to-Value Ratio 73.0% 67.4% 75.1% 74.2% 72.7% 70.1% Original Loan-to-Value Ratio 90% 5.4% 2.4% 8.6% 4.7% 3.3% 4.5% Weighted Average Mark-to-Market Loan-to-Value Ratio 94.1% 79.2% 105.5% 108.4% 97.7% 63.5% Mark-to-Market Loan-to-Value Ratio 100% and =125% 16.3% 12.5% 22.9% 19.4% 16.5% 5.6% Mark-to-Market Loan-to-Value Ratio 125% 18.8% 4.5% 23.5% 27.6% 20.7% 3.2% Weighted Average FICO (4) 717 727 712 714 723 721 FICO 620 (4) 0.7% 0.2% 0.5% 0.5% 0.4% 1.4% Adjustable-rate 28.4% 11.6% 23.6% 30.9% 39.9% 23.2% Interest Only 29.6% 7.1% 38.2% 38.6% 29.5% 12.1% Negative Amortizing 2.9% 0.0% 0.0% 4.0% 6.6% 2.1% Investor 17.8% 18.5% 19.6% 17.3% 19.9% 14.7% Condo/Co-op 10.9% 7.0% 9.9% 11.9% 13.1% 9.4% California 22.0% 20.4% 22.3% 20.0% 20.8% 25.0% Florida 11.6% 9.3% 12.2% 13.3% 12.9% 8.2% Credit Enhanced (5) 27.6% 13.9% 25.1% 33.9% 31.8% 21.2% 2009 Q1 Serious Delinquency Rate 9.54% 4.20% 13.51% 13.67% 8.86% 3.97% 2009 Q2 Serious Delinquency Rate 11.91% 6.52% 17.05% 16.78% 10.97% 5.02% 2009 Q3 Serious Delinquency Rate 13.97% 8.72% 20.19% 19.43% 12.72% 5.95% 2009 Q4 Serious Delinquency Rate 15.63% 10.55% 22.72% 21.57% 14.24% 6.73% 2010 Q1 Serious Delinquency Rate 16.22% 11.57% 23.71% 22.26% 14.82% 7.04% % of 2007 Credit Losses (6) 27.8% 0.7% 9.8% 9.7% 7.7% % of 2008 Credit Losses (6) 45.6% 0.0% 12.4% 20.2% 9.7% 3.4% % of 2009 Credit Losses (6) 39.6% 0.4% 13.4% 15.8% 7.3% 2.7% % of 2009 Q1 Credit Losses (6) 39.2% 0.2% 12.2% 16.2% 7.7% 2.9% % of 2009 Q2 Credit Losses (6) 41.2% 0.3% 13.5% 16.9% 7.7% 2.8% % of 2009 Q3 Credit Losses (6) 39.1% 0.5% 13.7% 15.3% 7.2% 2.5% % of 2009 Q4 Credit Losses (6) 39.0% 0.6% 13.7% 15.2% 7.0% 2.5% % of 2010 Q1 Credit Losses (6) 36.5% 0.6% 12.8% 14.4% 6.5% 2.3% Cumulative Default Rate (7) 2.15% 7.28% 7.93% 5.22% (1) “Alt-A mortgage loan” generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt- A based on documentation or other product features. We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued. (2) As a result of our decision to discontinue the purchase of newly originated Alt-A loans effective January 1, 2009, no comparable data will be provided for 2009 and 2010. (3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information which constituted over 99% of its single-family conventional guaranty book of business as of March 31, 2010. (4) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery. (5) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At March 31, 2010, 9.7% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 15.5% had only pool insurance (which is generally subject to a deductible), 2.1% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse. (6) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae’s 2010 Q1 Form 10-Q. (7) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single- family conventional loans in the guaranty book of business originated in the identified year. 12

FannieMae

Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities

Fannie Mae Alt-A Versus Private-Label Security Conforming Alt-A

	Fannie Mae Alt-A Outstanding Alt-A loans in Fannie Mae's Single-Family Guaranty Book of Business as of February 2010	Private-Label Alt-A Outstanding loans backing non-agency Conforming Alt-A MBS as of February 2010
FICO	718	709
Original Loan-to-Value Ratio	73%	75%
Combined Loan-to-Value Ratio at Origination (1)	77%	81%
Geography		
California	22%	27%
Florida	12%	14%
Product Type		
Fixed-Rate	72%	51%
Adjustable-Rate	28%	49%
Interest Only	20%	24%
Negative Amortizing	3%	20%
Investor	18%	21%



Cumulative Default Rates For Fannie Mae Alt-A And Private-Label Alt-A For 2005, 2006 and 2007 Cohorts (2)(3)
Cumulative Default Rate
14%
12%
10%
8%
6%
4%
2%
0%
Months Since Origination
2006 PLS
2007 PLS
2005 PLS
2007 FNM
2006 FNM
2005 FNM
2005 PLS
2005 FNM
2006 PLS
2006 FNM
2007 PLS
2007 FNM

(1) Includes first liens and any subordinate liens present at origination.

(2) The Cumulative Default Rate is based upon the number of months between the loan origination month/year and default month/year.

(3) Due to low amount of Alt-A loans originated in 2008 and 2009, no comparable data has been provided for these years.

Data as of February 2010 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods.

Note: Private-label securities data source: First American CoreLogic, LoanPerformance data, which estimates it captures 97% of Alt-A private-label securities.

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Fannie Mae Workouts by Type • Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include completed modifications made under the Administration’s Home Affordable Modification Program, which was implemented beginning in March 2009, but do not reflect loans currently in trial modifications under that program. Information on Fannie Mae loans under the Home Affordable Modification Program is provided on Slide 15. • Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation. • Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation. • Deeds in lieu of foreclosure involve the borrower’s voluntarily signing over title to the property without the added expense of a foreclosure proceeding. • In a preforeclosure sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. • HomeSaver Advance TM are unsecured, personal loans designed to help qualified borrowers bring their delinquent mortgage loans current after a temporary financial difficulty. 14

Home Affordable Modification Program (HAMP) Fannie Mae Loans Under HAMP As of March 31, 2010 reporting period Active HAMP Trials Permanent HAMP Modification Total 296,295 79,658 Modification Structure Rate Reduction 100% 100% Term Extension 45% 43% Forbearance 22% 22% Median Monthly Principal and Interest Reduction $468 $486% of March 31, 2010 SDQ Loans (1) 22% Data Source: United States Treasury Department as reported by servicers to the system of record for the Home Affordable Modification Program. (1) Re-performance rates for modified single-family loans, including permanent HAMP modifications, are presented on Slide 16. Provides immediate payment relief to borrowers who are delinquent or in imminent risk of payment default. We require servicers to first evaluate all Fannie Mae problem loans for HAMP eligibility. If a borrower in default is not eligible for HAMP, our servicers are required to exhaust all other workout alternatives before proceeding to foreclosure. 15

Fannie Mae Modifications of Single-Family Delinquent Loans Change in Monthly Principal and Interest Payment Re-performance Rates of Modified of Modified Single Family Loans (1)(2) Single Family Loans (1)(3) % Current and Performing Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 3 Months post modification 55% 62% 63% 57% 78% 6 months post modification 41% 46% 50% 47% n/a 9 months post modification 32% 36% 44% n/a n/a 12 Months post modification 27% 35% n/a n/a n/a (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications made under the Administration’s Home Affordable Modification Program, which was implemented beginning in March 2009, but do not reflect loans currently in trial modifications under that program. Information on the Home Affordable Modification Program is provided on Slide 15. (2) Represents the change in the monthly principal and interest payment at the effective date of the modification. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan. (3) Includes loans that paid off. 16

FannieMae

Fannie Mae Multifamily Credit Profile by Loan Attributes

As of March 31, 2010 [5]	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business	% Seriously Delinquent [3]	% of 2010 Q1 Credit Losses
Total Multifamily Guaranty Book of Business [1] [2]	$183.5	100%	0.79%	100%
Originating loan-to-value ratio:				
Less than or equal to 80%	$173.9	95%	0.78%	95%
Greater than 80%	$9.6	5%	0.91%	5%
Loan Size Distribution:				
Less than or equal to $750K	$4.5	3%	1.46%	3%
Greater than $750K and less than or equal to $3M	$23.0	13%	1.22%	19%
Greater than $3M and less than or equal to $5M	$17.3	9%	1.14%	30%
Greater than $5M and less than or equal to $25M	$75.4	41%	0.87%	46%
Greater than $25M	$63.3	34%	0.39%	2%
Credit Enhanced Loans:				
Credit Enhanced	$163.7	89%	0.69%	76%
Non-Credit Enhanced	$19.8	11%	1.56%	24%
Delegated Underwriting and Servicing (DUS ®) Loans: [4]				
DUS ®	$139.1	76%	0.55%	84%
Remaining Book	$44.4	24%	1.52%	16%
Maturity Dates:				
Loans maturing in 2010	$3.8	2%	2.50%	7%
Loans maturing in 2011	$8.4	5%	1.32%	10%
Loans maturing in 2012	$15.3	8%	1.43%	1%
Loans maturing in 2013	$21.1	11%	0.53%	2%
Loans maturing in 2014	$15.9	9%	0.70%	12%
Other	$119.0	65%	0.67%	69%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities.
(2) Consists of the portion of our multifamily guaranty book of business for which we have access to detailed loan level information, which constituted over 99% of our total multifamily guaranty book of business as of March 31, 2010.
(3) Multifamily loans and securities that are 60 days or more past due.
(4) Under the Delegated Underwriting and Servicing, or DUS ® product line, Fannie Mae purchases individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(5) Numbers may not sum due to rounding.

17

Fannie Mae Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year Unpaid Principal Balance % of Multifamily Guaranty % Seriously % of 2010 As of March 31, 2010 (5) (Billions) Book of Business Delinquent (3) Credit Losses Total Multifamily Guaranty Book of Business (1) (2) $183.5 100% 0.79% 100% By Acquisition Year: (4) 2010 $3.2 2% 0.00% 0% 2009 $19.4 11% 0.21% 0% 2008 $33.4 18% 0.59% 10% 2007 $43.4 24% 1.37% 23% 2006 $19.5 10% 0.71% 25% 2005 $17.7 9% 0.28% 6% Prior to 2005 $47.0 26% 0.90% 37% (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities. (2) Consists of the portion of our multifamily guaranty book of business for which we have access to detailed loan level information, which constituted over 99% of our total multifamily guaranty book of business as of March 31, 2010. (3) Multifamily loans and securities that are 60 days or more past due. (4) Includes only active loans. (5) Numbers may not sum due to rounding. 18